SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        ARIZONA LAND INCOME CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

     [ ]  Fee paid previously with preliminary materials:

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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:
                                      ------------------------------------------
          2)   Form, Schedule or Registration Statement No.:
                                                            --------------------
          3)   Filing Party:
                            ----------------------------------------------------
          4)   Date Filed:
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
                         ARIZONA LAND INCOME CORPORATION

                           NOTICE AND PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 13, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of ARIZONA LAND INCOME CORPORATION (the "Company") will be held at 2999 North 44th Street (6th Floor Conference Room), Phoenix, Arizona, at 2:00 p.m., Mountain Standard Time, on May 13, 1999. The Annual Meeting will be for purposes of:

         1. Electing three directors to the Board of Directors for one year terms; and

         2. Transacting such other business as may properly come before the Annual Meeting.

         The Record Date for Shareholders entitled to notice of and to vote at the Meeting is the close of business on April 1, 1999.

         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT IN THE ACCOMPANYING ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.


                                       On Behalf of the Board of Directors

                                       /s/ Thomas R. Hislop

                                       Thomas R. Hislop
                                       Chairman of the Board, Vice President,
                                       Chief Financial Officer and Treasurer

April 14, 1999.

                         ARIZONA LAND INCOME CORPORATION

                             2999 North 44th Street
                                    Suite 100
                             Phoenix, Arizona 85018

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished to the shareholders of ARIZONA LAND INCOME CORPORATION (the "Company") in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders to be held on May 13, 1999 (the "Annual Meeting"). The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials were mailed on or about April 14, 1999 to holders of record of the Company's Class A Common Stock and Class B Common Stock at the close of business on April 1, 1999 ("Shareholders").

         A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by either: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation prior to the Annual Meeting to the Secretary of the Company at 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018.

         The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to Shareholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph.

         If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified in the proxy, unless it is properly revoked prior thereto. If no specification is made in the proxy, the shares will be voted for the election of the nominees for directors named below and, with respect to any other matters which may come before the Annual Meeting, at the discretion of the proxy holders.

                          VOTING SECURITIES OUTSTANDING

         Only holders of record of the Company's Class A and Class B Common Stock at the close of business on April 1, 1999, will be entitled to vote at the Annual Meeting. At that date, there were 2,360,080 shares of Class A Common Stock outstanding and 100 shares of Class B Common Stock outstanding, each of which is entitled to one vote. As of April 1, 1999, all of the shares of Class B Common Stock were owned by YSP Holdings, Inc., the Company's sponsor in its initial public offering of Class A Common Stock. A majority of the aggregate of the outstanding Class A and Class B Common Stock entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the conduct of business. If a quorum is present, the affirmative vote of the holders of a majority of the shares present, whether in person or by proxy, and entitled to vote is required for approval of the matters to be voted on at the Annual Meeting.

                              ELECTION OF DIRECTORS

PROPOSED ELECTION

         At the Annual Meeting, three directors are to be elected to serve for a term of one year or until their successors are duly elected and qualified. The Company's Bylaws provide that a majority of the Board of Directors must not be affiliated, directly or indirectly, with ALI Advisor, Inc., the Company's advisor (the "Advisor"), and must not perform any other services for the Company, except as a director of the Company ("Unaffiliated Directors").

         Burton  P.  Freireich  and  Robert  Blackwell  currently  serve  as the
Company's Unaffiliated Directors. The present terms of Messrs. Freireich and Blackwell expire at the Annual Meeting. Messrs. Freireich and Blackwell have been unanimously nominated for re-election as directors. Mr. Thomas R. Hislop, the Company's Chairman of the Board, has also been unanimously nominated for re-election as a director. Mr. Hislop's term also expires at the Annual Meeting. If elected, the nominees will serve until the 2000 Annual Meeting of Shareholders or until their successors are elected and qualified.

         The shares represented by the enclosed proxy will be voted for the election as directors of the three nominees named above, unless a vote is withheld from any or all of the individual nominees. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other persons as may be determined by the holders of such proxy. The three nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         Information respecting the names, ages, terms, positions with the Company and business experience of the nominees is set forth below.

         THOMAS R. HISLOP, age 50, has served as Chairman of the Board of the Company since September 22, 1988, and as Vice President, Chief Financial Officer and Treasurer of the Company since its inception. Mr. Hislop is Executive Vice President, Chief Executive Officer and a Director of Peacock, Hislop, Staley & Given, Inc., where he has been employed since its inception in 1989. Prior to that date, Mr. Hislop was a director of Young, Smith & Peacock, Inc., where he was employed from 1967 to 1989.

         BURTON P. FREIREICH, age 73, has served as an Unaffiliated Director of the Company since September 9, 1991. Mr. Freireich is currently retired. Prior to retirement, Mr. Freireich was an owner of News-Suns Newspaper from 1960 to 1984. Mr. Freireich is a graduate from the University of Illinois and has resided in Arizona since 1950.

         ROBERT BLACKWELL, age 76, has served as an Unaffiliated Director of the Company since May 12, 1992. Mr. Blackwell has extensive experience in managing assets for various trusts, and is currently managing various trust portfolios. He has been involved with real estate in Arizona for more than twenty-five years. Mr. Blackwell is a native of Kansas. He is a graduate from the University of Kansas and has resided in Arizona since 1957.

MEETINGS OF THE BOARD OF DIRECTORS

         During 1998, the Board of Directors met on four occasions. All members of the Board attended more than 75 % of the meetings which occurred during their term as directors.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company maintains an Audit Committee of the Board of Directors, comprised of the Company's Unaffiliated Directors, Messrs. Freireich and Blackwell. The Audit Committee reviews the financial statements of the Company and considers such other matters in relation to the internal and external audit of the financial affairs of the Company as necessary or appropriate in order to facilitate accurate financial reporting. The Audit Committee met on March 29, 1999 in connection with the independent audit conducted by Arthur Andersen LLP, the Company's independent public accountants, of the Company's operations through December 31, 1998. See "Relationship With Independent Public Accountants" herein.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission

("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that the Company's officers, directors and greater than 10% beneficial owners have complied with all Section 16(a) filing requirements applicable to such persons or entities during the 1998 fiscal year.

                     COMPENSATION OF OFFICERS AND DIRECTORS

         The Company has no salaried employees. In return for their services as Unaffiliated Directors of the Company, Messrs. Freireich and Blackwell receive an annual fee of $10,000, a meeting fee of $400 for each meeting the Board of Directors attended, and a fee of $100 for each meeting of the Board conducted by telephone. Mr. Hislop does not receive compensation for his services as a director of the Company. The Company reimburses all directors for expenses incurred in connection with their duties as directors of the Company.

                             EXECUTIVE COMPENSATION

         The table below sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1998, 1997 and 1996, of those persons who were, at December 31, 1998 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

             Name  and                                    All Other
       Principal Position                    Year       Compensation(1)
       ------------------                    ----       ---------------
Thomas R. Hislop                             1998          $10,264
Chairman of the Board, Vice President,       1997           10,320
Chief Financial Officer and Treasurer        1996           13,360

----------
(1) The Company has no salaried employees. See "Compensation of Officers and Directors." However, under an Advisory Agreement with the Advisor the Company pays the Advisor a servicing fee for servicing the Company's first mortgage loans. See "Certain Transactions and Relationships." Mr. Hislop is Treasurer and a director of the Advisor and functions as its Chief Executive Officer. Although Mr. Hislop received no salary from the Advisor in 1998, 1997 or 1996, 25% of the 1998, 1997 and 1996 servicing fees, $40,699, $41,269 and
$53,425, respectively, have been attributed to Mr. Hislop for disclosure purposes. In addition, the employees of the advisor were paid $53,000 as a mortgage broker fee related to the issuance of mortgage loan 21.

                SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND
                                   MANAGEMENT

         The following table sets forth, as of April 1, 1999, information concerning the Class A Common Stock beneficially owned by each director and nominee of the Company, by all executive officers, directors and director nominees as a group, and by each shareholder who beneficially owns more than 5 % of the Company's Class A Common Stock:

                                        Amount and Nature
  Name and Address                       of Beneficial     Percent of Class A
of Beneficial Owner                        Ownership          Common Stock
-------------------                        ---------          ------------

Thomas R. Hislop(1)(2)                        3,400                  *
Burton P. Freireich(1)                      125,000                5.3%
Robert Blackwell(1)(3)                        4,000                  *
Barry W. Peacock(1)(4)                       38,500                1.6%
Larry P. Staley(1)(5)                        17,668                  *
David W. Miller(6)                            2,500                  *
Cardinal Capital Management, L.L.C.(7)
One Fawcett Place
Greenwich, CT  06830                        408,050               17.29%
Lourde John Constable, d/b/a Constable
Asset Management(8)
Constable Partners, L.P.
5 Radnor Corp. Center
100 Matsonford Road, Suite 520
Radnor, PA  19087                           268,650               11.4%
Constable Partners, L.P.(9)                 171,000                7.2%
Phillip and Linda Barkdoll(10)
12003 S. Montezuma Court
Phoenix, Arizona  85004                     189,296                8.0%
All officers, directors and director
nominees as a group (6 persons)             191,068                7.9%

----------

*    Less than one percent

(1) The address for Messrs. Hislop, Freireich, Blackwell, Peacock and Staley is 2999 North 44th Street, Suite 100, Phoenix, Arizona 85018.

(2) 1,500 Shares for Mr. Hislop are held in retirement accounts. 400 Shares reported for Mr. Hislop are held in custodian accounts for his minor children Kevin Hislop and Stephanie Hislop. 500 of Mr. Hislop's Shares are held in his personal account. 1,000 Shares reported for Mr. Hislop are held in the Carol Cain trust of which Mr. Hislop is trustee.

(3) 2900 of the shares reported for Mr. Blackwell are held in the Robert and Beverly Blackwell Family Trust. 1100 of Mr. Blackwell's shares are held in the Robert Blackwell Individual Retirement Account.

(4) Mr. Peacock's shares are held in the Peacock, Hislop, Staley & Given, Inc. Profit Sharing Plan and Trust #1 for the benefit of Mr. Peacock.

(5) 2500 of Mr. Staley's shares are held in the Peacock, Hislop, Staley & Given, Inc. Profit Sharing Plan and Trust #4 for the benefit of Mr. Staley. 15,068 of Mr. Staley's shares are held as the community property of Larry
     P. and Theresa Staley. Mrs. Theresa K. Staley holds 100 shares as her personal property.

(6) 1500 of shares reported for Mr. Miller are held in a custodial account for his minor children Alisa, Erika and Lindsey Miller.

(7) Furnished in reliance upon information set forth in a Schedule 13G dated February 12, 1999 and filed by Seward & Kissel LLP with the Securities and Exchange Commission.

(8) Furnished in reliance upon information set forth in a Schedule 13G dated February 16, 1999 and filed by Seward & Kissel LLP with the Securities and Exchange Commission. Includes 97,650 shares which Lourde John Constable has sole power to vote or direct to vote and 171,000 shares which Mr. Constable has shared power to vote.

(9) Same address as Lourde John Constable. Furnished in reliance upon information set forth in a Schedule 13G dated February 16, 1999 and filed by Seward & Kissel LLP with the Securities and Exchange Commission. Includes 171,000 shares which Constable Partners, L.P. has shared voting power.

(10) Includes  175,000 shares held by the Barkdoll  Family Trust,  for which Mr.
     and Mrs. Barkdoll are the trustees and sole beneficiaries. Also includes 14,296 shares held in Mrs. Barkdoll's personal IRA account.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         Mr. Hislop is Treasurer and a director of the Advisor. Barry Peacock, the Company's President, is President and a director of the Advisor. Larry Staley, the Company's Vice President, is Secretary and a director of the Advisor. Under the Company's Advisory Agreement with the Advisor, the Company pays the Advisor a servicing fee for servicing the Company's First Mortgage loans. Messrs. Hislop, Peacock and Staley collectively own all of the issued and outstanding stock of the Advisor. The servicing fee is payable quarterly and equals 1/16 of 1% of (i) the aggregate outstanding loan balance of the First Mortgage loans in the Company's mortgage loan portfolio, and (ii) the recorded value of property acquired by the Company through foreclosure, as of the first day of each fiscal quarter. During 1998, the Company paid the Advisor a servicing fee of $40,699. In addition, the employees of the advisor were paid $53,000 as a mortgage broker fee related to the issuance of mortgage loan 21.

         The Company also agreed to pay the Advisor a management fee for aiding the Company in developing investment policies and analyzing and recommending investments to the Company. The management fee will be paid for each quarter at the end of which the shareholders' cumulative return on capital investment as of the end of such quarter exceeds 12.7%, and will equal 30% of the Company's available cash in excess of that necessary to provide shareholders with a cumulative return on capital investment in excess of 12.7%. To date, the Company has not accrued or paid a management fee to the Advisor.

         The Company also agreed to reimburse the Advisor quarterly for other expenses incurred in servicing the Company's first mortgage loans, such as legal, accounting and transfer agent fees and copying and mailing costs incurred in preparing and mailing periodic reports to shareholders. To date, the Company has not reimbursed the Advisor for any such expenses.

         The Advisory Agreement expired by its own terms June 13, 1991; however, the Company and the Advisor have agreed to continue to operate as if the terms and conditions of the Advisory Agreement are still in effect.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The independent public accounting firm utilized by the Company during 1998 was Arthur Andersen LLP (the "Auditors"). The Auditors have also been retained as the principal accounting firm to be utilized by the Company during the current fiscal year. The Board of Directors anticipates that representatives of the Auditors will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

                            PROPOSALS BY SHAREHOLDERS

         Any Shareholder proposal which is intended to be presented at the next annual meeting of shareholders must be received at the Company's principal executive office by no later than December 31, 1999, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                 OTHER BUSINESS

         As of the date of this statement, the management of the Company has no knowledge of any business which will be presented for consideration at the Annual Meeting other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournments thereof, it is intended that the proxies hereby solicited will be voted with respect to such business in accordance with the judgment of the proxy holders.

         THE COMPANY INTENDS TO MAIL A COPY OF CERTAIN PORTIONS OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 TO EACH SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY. UPON THE WRITTEN REQUEST OF ANY SUCH SHAREHOLDER, THE COMPANY WILL PROVIDE THE COMPANY'S COMPLETE ANNUAL REPORT ON FORM 10-KSB TO SUCH SHAREHOLDER AT NO CHARGE. SHAREHOLDERS SHOULD DIRECT THEIR REQUESTS FOR SUCH ANNUAL REPORT TO: ARIZONA LAND INCOME CORPORATION, 2999 NORTH 44TH STREET, SUITE 100, PHOENIX, ARIZONA 85018, ATTENTION: MR. DAVID W. MILLER, SECRETARY.

                                      By Order of the Board of Directors

                                      /s/ Thomas R. Hislop

                                      Thomas R. Hislop,
                                      Chairman of the Board

                                [FRONT OF CARD]
REVOCABLE                                                              REVOCABLE
PROXY                                                                      PROXY
                        ARIZONA LAND INCOME CORPORATION
                                PHOENIX, ARIZONA

              Revocable Proxy on Behalf of the Board of Directors

         The undersigned hereby appoints Thomas R. Hislop, Barry W. Peacock and Larry P. Staley, or any one or more of them acting in the absence of the other, with full power of substitution, the true and lawful attorneys and proxies of the undersigned to attend the Annual Meeting of Shareholders (the "Meeting") of ARIZONA LAND INCOME CORPORATION (the "Company") to be held at 2999 North 44th Street (6th Floor Conference Room), Phoenix, Arizona, on May 13, 1999, at 2:00 p.m. Mountain Standard Time, and any and all adjournments thereof, and to vote the shares of Class A Common Stock of the Company standing in the name of the undersigned, as directed below, with all the powers the undersigned would possess if personally present at the meeting.

          PLEASE SIGN, DATE AND RETURN THE ENCLOSED ENVELOPE PROMPTLY
                         (Please sign on reverse side.)
--------------------------------------------------------------------------------
                                 [BACK OF CARD]

                         ARIZONA LAND INCOME CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

Election of Directors -         For  Withhold  For All
Nominees: Thomas R. Hislop,     All     All    (Except Nominee(s) written below)
Burton F. Freireich             [ ]     [ ]      [ ]
and Robert Blackwell                                ----------------------------

Vote upon such other business,  For   Against  Abstain
in accordance with their        [ ]     [ ]      [ ]
discretion, as may properly
come before the Meeting.                THIS  PROXY  WILL BE VOTED IN THE MANNER
                                        DIRECTED HEREIN,  BUT IF NO INSTRUCTIONS
                                        ARE SPECIFIED,  THIS PROXY WILL BE VOTED
                                        IN FAVOR OF EACH DIRECTOR NOMINATED.  IF
                                        ANY OTHER  BUSINESS IS PRESENTED AT SUCH
                                        MEETING,  THIS  PROXY  WILL BE  VOTED BY
                                        THOSE  NAMED IN THIS PROXY IN THEIR BEST
                                        JUDGMENT. AT THE PRESENT TIME, THE BOARD
                                        OF DIRECTORS  KNOWS OF NO OTHER BUSINESS
                                        TO BE PRESENTED AT THE MEETING.

                                        Dated                    , 1999
                                             --------------------
                                        Signature(s)
                                                    ---------------------------

                                        ---------------------------------------
                                        Please  sign  exactly  as name  appears.
                                        When signing as executor, administrator,
                                        attorney,  trustee or  guardian,  please
                                        give   full   title   as   such.   If  a
                                        corporation, sign in full corporate name
                                        by   president   or   other   authorized
                                        officer.  If a partnership,  please sign
                                        in   partnership   name  by   authorized
                                        partner.  If a joint tenancy,  all joint
                                        tenants must sign.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

                   PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                       PROMPTLY USING THE RETURN ENVELOPE